SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                              August 12, 2002
______________________________________________________________________________
                    (Date of earliest event reported)




                     Independence Community Bank Corp.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)




     Delaware                      0-23229                        13-3387931
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



 195 Montague Street, Brooklyn, New York                          11201
______________________________________________________________________________
 (Address of principal executive offices)                      (Zip Code)



                               (718) 722-5300
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                          Not Applicable

(Former name, former address and former fiscal year, if changed since last report)



ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

              The following exhibits are filed herewith.


             Exhibit Number                   Description
             --------------                   -----------

                 99.1                         Statement Under Oath of
                                              Principal Executive Officer

                 99.2                         Statement Under Oath of
                                              Principal Financial Officer


ITEM 9.  Regulation FD Disclosure.


    On August 12, 2002, the Chief Executive Officer and the Chief Financial Officer of Independence Community Bank Corp. (the "Company") voluntarily filed the sworn statements attached hereto as Exhibits 99.1 and 99.2 with the Securities and Exchange Commission ("SEC") with respect to the matters set forth in the SEC's Order No. 4-460, dated June 27, 2002 (the "Order"), and pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. The Company has chosen to voluntarily comply with the provisions of the Order even though it is not subject to the Order.














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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             INDEPENDENCE COMMUNITY BANK CORP.



Date: August 12, 2002        By: /s/ John B. Zurell
                                 ------------------------------------
                                  John B. Zurell
                                  Executive Vice President and Chief
                                   Financial Officer



















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